UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2013

UNITED STATES COMMODITY INDEX
FUNDS TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-34833	27-1537655
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
1999 Harrison Street, Suite 1530
Oakland, California 94612

(510) 522-9600	(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 29, 2013, the United States Commodity Index Funds Trust (the “Registrant”), the United States Commodity Index Fund (“USCI”), the United States Copper Index Fund (“CPER”), the United States Agriculture Index Fund (“USAG”) and the United States Metals Index Fund (“USMI”), each a series of the Registrant, issued their monthly account statements for the month ended December 31, 2012, which are presented in the form of Statements of Income (Loss), Statements of Changes in Net Asset Value and Statements of Changes in Units Outstanding, as required pursuant to Rule 4.22 under the Commodity Exchange Act. A copy of the monthly account statements is furnished as Exhibit 99.1 to this Current Report on Form 8-K and also can be found on each of USCI’s, CPER’s, USAG’s and USMI’s website at www.unitedstatescommodityindexfund.com, www.unitedstatescopperindexfund.com, www.unitedstatesagricultureindexfund.com and www.unitedstatesmetalsindexfund.com, respectively. The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Monthly Account Statements of the Registrant, USCI, CPER, USAG and USMI for the month ended December 31, 2012.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES COMMODITY INDEX FUNDS TRUST
	By :	United States Commodity Funds LLC, its sponsor

Date: January 29, 2013	By :	/s/ Howard Mah
	Name :	Howard Mah
	Title :	Chief Financial Officer